Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

13.	INCOME TAXES
Components of income tax expense were as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Current U.S. state	$479	$505	$493
Deferred U.S. state	(228)	43	941
Income tax expense	$251	$548	$1,434

We are not a taxable entity for U.S. federal income tax purposes or for the majority of states that impose an income tax. Taxes on our net income generally are borne by our partners through the allocation of taxable income. Our income tax expense results from state laws that apply to entities organized as partnerships, specifically in the state of Texas. The difference between income tax expense recorded by us and income taxes computed by applying the statutory federal income tax rate (35 percent for all years presented) to income before income tax expense is due to the fact that the majority of our income is not subject to federal income tax at the entity level as described above.
Deferred income tax liabilities relate to the tax effects of significant temporary differences in property and equipment resulting from a change in the Texas margin tax law during the second quarter of 2013. This change in the tax law allows certain pipeline entities to take a depreciation deduction for purposes of computing the Texas margin tax.
As of December 31, 2015 and 2014, we had no liability reported for unrecognized tax benefits. We did not have any interest or penalties related to income taxes during the years ended December 31, 2015, 2014, and 2013.